UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

ENVOY MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40133	86-1369123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4875 White Bear Parkway White Bear Lake, MN	55110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 900-3277

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	COCH	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	COCHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Submission of Matters to a Vote of Security Holders.

On May 28, 2025, Envoy Medical, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (the “Stockholders”) approved an amendment to the Company’s 2023 Equity Incentive Plan (the “2023 Plan”) to remove the restriction on 1,500,000 shares of the Company’s common stock that were previously unavailable for issuance under the 2023 Plan until a regulatory milestone was achieved.

The Company’s Board of Directors approved the Plan Amendment subject to Stockholder approval at the Annual Meeting. The Plan Amendment became effective at the time of Stockholder approval.

A copy of the 2023 Plan, as amended, is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The material terms of the 2023 Plan, as amended, are set forth in the Company’s definitive proxy statement relating to the Annual Meeting filed with the Securities and Exchange Commission on April 18, 2025.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting:

1.	The Company’s stockholders (the “Stockholders”) elected two Class II director nominees to the Company’s Board of Directors to hold office until the earlier of the 2028 annual meeting of stockholders, the election of such director’s successor, or such director’s death, resignation or removal;

2.	Stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	Stockholders approved, on a non-binding and advisory basis, the compensation of the Company’s named executive officers; and

4.	Stockholders approved an amendment to the Envoy Medical, Inc. 2023 Equity Incentive Plan.

The voting results for each such matter were as follows:

1.	Election of directors:

Nominee:	For:	Withheld:	Broker Non-Votes:
Janis Smith-Gomez	12,636,087	375,248	29,189
Chuck Brynelsen	12,307,953	703,382	29,189

2.	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

For:	Against:	Abstain:
13,031,300	9,124	100

3.	Approval, on a non-binding and advisory basis, of the Company’s named executive officer compensation:

For:	Against:	Abstain:	Broker Non-Votes:
12,771,564	237,266	2,505	29,189

4.	To approve an amendment to the Envoy Medical, Inc. 2023 Equity Incentive Plan.

For:	Against:	Abstain:	Broker Non-Votes:
12,332,451	658,102	20,782	29,189

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Envoy Medical, Inc. 2023 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVOY MEDICAL, INC.
June 3, 2025	By:	/s/ Brent T. Lucas
Brent T. Lucas
Chief Executive Officer

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